                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Wavo Corporation on Form S-3 of our report dated January 27, 2000, appearing in the Annual Report on Form 10-K of Wavo Corporation for the year ended December 31, 1999 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

October 19, 2000